
                                                      PNC MORTGAGE SECURITIES CORP.
                                                             MASTER SERVICING
PROCESSING MONTH:  04/1996                         MORTGAGE PASS-THROUGH CERTIFICATES
                                                       05/1996 DISTRIBUTION REPORT                       WEIGHTED
SERIES 1995-1 (1369)                                                                                  AVERAGE PC RATE        8.3215
- -----------------------------------------------------------------------------------------------------------------------------------
ISSUE DATE:  02/27/1995
CERTIFICATE BALANCE AT ISSUE:            $116,318,874.96

                                                                                    CERTIFICATE
                                                                 TOTAL              ACCOUNT                        CERTIFICATE
                                                                 NUMBER OF          ACTIVITY                       BALANCE
                                                                 MORTGAGES          (@ PC RATE)                    OUTSTANDING
                                                                 ---------          ---------------                ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                 314                                           $84,837,233.36
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                         $65,277.00
 Unscheduled Principal Collection/Reversals                                              $13,253.70
 Liquidations-in-full                                                  6              $1,721,709.90
 Principal Balance Sales Adjustments                                                          $0.00
 Net Principal Distributed                                                            $1,800,240.60                ($1,800,240.60)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                        $0.00

BALANCE CURRENT FISCAL MONTH-END:                                    308                                           $83,036,992.76

SCHEDULED INTEREST AT MORTGAGE RATE:                                                    $609,075.91

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                   $0.00
 Interest Sales Adjustments                                                                   $0.00
 Interest Accrual Adjustment                                                                  $0.00
 Interest Uncollected on Liquidation                                                          $0.00
 Interest Uncollected on Non-Earning Assets                                                   $0.00
 Net Unscheduled Interest Distributed                                                         $0.00

OTHER:
 Loan Conversion Fees                                                                         $0.00
 Expense Reimbursements                                                                       $0.00
 Gain on Liquidations                                                                         $0.00
 Hazard Insurance Premium Refunds                                                             $0.00
 Net Other Distributions                                                                      $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                        $19,778.67

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                $0.00
 Servicing Fees Sales Adjustments                                                             $0.00
 Servicing Fees Accrual Adjustments                                                           $0.00
 Servicing Fees Uncollected on Liquidation                                                    $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                $0.00
 Net Unscheduled Service Fees Distributed                                                     $0.00

MISCELLANEOUS EXPENSES:                                                                       $0.00

NET FUNDS DISTRIBUTED:                                                                $2,389,537.84


                                                      PNC MORTGAGE SECURITIES CORP.
                                                             MASTER SERVICING
PROCESSING MONTH:  04/1996                         MORTGAGE PASS-THROUGH CERTIFICATES
                                                       05/1996 DISTRIBUTION REPORT                       WEIGHTED
SERIES 1995-1 (1369)                                                                                  AVERAGE PC RATE:       8.3215
- -----------------------------------------------------------------------------------------------------------------------------------

     BEGINNING                                                                                           ENDING
 PRINCIPAL BALANCE                                                                                 PRINCIPAL BALANCE
- --------------------                                                                              --------------------
     $84,837,233.36                                                                                    $83,036,992.76

     PRINCIPAL                    SCHEDULED                     INTEREST        NET INTEREST             TOTAL
   DISTRIBUTION                  INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------            --------------                ------------     --------------     --------------------
      $1,800,240.60               $589,297.24                       $0.00        $589,297.24            $2,389,537.84


                                              PNC MORTGAGE SECURITIES CORP.
                                                MASTER SERVICING DIVISION
PROCESSING MONTH:  04/1996                 MORTGAGE PASS-THROUGH CERTIFICATES
                                               05/1996 DISTRIBUTION REPORT
SERIES 1995-1 (1369)                                                                       WEIGHTED AVERAGE PC RATE:         8.3215
- -----------------------------------------------------------------------------------------------------------------------------------
                                                 MEMO ITEMS
                                                 ----------

MEMO IMCOME/EXPENSES TO SERVICERS:                            ISSUER P & I ADVANCES:
- ---------------------------------------------                 -------------------------------------------------------
Late Charges                            $0.00                 Beginning Advance Balance          (              $0.00)
Prepayment Fees                         $0.00                 New Advances                       (              $0.00)
Miscellaneous Fees                      $0.00                 Advances Recovered                 (              $0.00)
                                                              Ending Advance Balances            (              $0.00)


INSURANCE RESERVES
- ------------------


    INSURANCE TYPE       ORIGINAL BALANCE      CLAIMS IN PROGRESS    CLAIMS PAID           ADJUSTMENTS          COVERAGE REMAINING
    -----------------    ------------------    ------------------    ------------------    -----------------    ------------------
    MPI                               $0.00                 $0.00                 $0.00                $0.00                 $0.00

    SPECIAL HAZARD            $1,694,642.00                 $0.00                 $0.00                $0.00         $1,694,642.00

    BANKRUPTCY BOND
       SINGLE-UNITS             $100,000.00                 $0.00                 $0.00                $0.00           $100,000.00
       MULTI-UNITS                    $0.00                 $0.00                 $0.00                $0.00                 $0.00

    MORTGAGE REPURCHASE       $2,326,378.00                 $0.00                 $0.00                $0.00         $2,326,378.00

DELINQUENT INSTALLMENTS
- -----------------------


          ONE                       TWO                      THREE                   IN FORECLOSURE               ACQUIRED
    ---------------------     ---------------------     ---------------------     ---------------------     ---------------------
    COUNT    PRIN BALANCE     COUNT    PRIN BALANCE     COUNT    PRIN BALANCE     COUNT    PRIN BALANCE     COUNT    PRIN BALANCE
    -----    ------------     -----    ------------     -----    ------------     -----    ------------     -----    ------------
        2     $577,053.29         0           $0.00         1     $274,706.11         1     $221,885.92         0           $0.00

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates ( the " Class B Certificates " ) provide credit support, special hazard, bankruptcy and fraud coverage to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates ( the " Senior Certificates " ) to the extent described in the prospectus supplement ( the " Prospectus Supplement " ) pursuant to which the Senior Certificates, other than the Class A-5 Certificates, were offered.

The Class Principal Balances of the Class B Certificates immediately after the principal and interest distribution on May 28, 1996 are as follows :

           CLASS                       CLASS PRINCIPAL BALANCE
           B-1                              $2,877,730.00
           B-2                              $2,302,164.24
           B-3                              $1,438,815.53
           B-4                                $978,343.09
           B-5                                $230,186.72
           B-6                                $806,166.90


The amount of special hazard, bankruptcy, and fraud coverage is $1,694,642, $100,000, and $2,326,378, respectively.

SERIES 1995-1               DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):


                       I                     II            III              IV                V                VI          VII
                  TOTAL LOANS              TOTAL                      LOANS DELINQUENT
                      IN                  DELINQ.  ------------------------------------------------------   LOANS IN         LOANS
                 MORTGAGE POOL             LOANS         1 MONTH          2 MONTH          3 MONTH        FORECLOSURE      ACQUIRED

- ------------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT    $83,036,992.76**    $1,073,645.32***  $577,053.29***    $0.00***     $274,706.11***    $221,885.92***     $0.00 ***

NUMBER                      308                  4               2           0                  1                 1            0

% OF POOL
(DOLLARS)                100.00%              1.29%           0.69%       0.00%              0.33%             0.27%        0.00%

% OF POOL
(NO. OF LOANS)           100.00%              1.30%           0.65%       0.00%              0.32%             0.32%        0.00%



*A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .71387376. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April) can be calculated.